SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):   JANUARY 29, 2001
                                                   -----------------------------



                                 JP REALTY, INC.
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)



            MARYLAND                    1-12560               87-0515088
--------------------------------  ------------------  --------------------------
  (State or Other Jurisdiction       (Commission             (IRS Employer
      of Incorporation)               File No.)            Identification No.)

                 35 CENTURY PARK-WAY, SALT LAKE CITY, UTAH 84115
               --------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)



Registrant's Telephone Number, Including Area Code:  (801) 486-3911
                                                     ---------------------------



                                 NOT APPLICABLE
   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On December 19, 2000, the Board of Directors of JP Realty, Inc. (the "Company") resolved to make certain amendments to, and in connection therewith to amend and restate, the Company's Rights Agreement, dated as of August 11, 1999, between the Company and Mellon Investor Services LLC (formerly known as ChaseMellon Shareholder Services, L.L.C.), as Rights Agent ("Mellon"). Attached as an exhibit to this Current Report on Form 8-K is the Amended and Restated Rights Agreement, dated as of January 13, 2001, between the Company and Mellon.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)     Financial Statements - None

    (b)     Pro Forma Financial Information - None

    (c)     Exhibits

            4.1 Amended and Restated Rights Agreement, dated as of January 13, 2001, between the Company and Mellon Investor Services LLC, as Rights Agent.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JP REALTY, INC.



                                     By:  /s/ G. Rex Frazier
                                          --------------------------------------
                                          G. Rex Frazier
                                          President and Chief Operating Officer

Date: January 29, 2001

                                  EXHIBIT INDEX



EXHIBITS

4.1 Rights Agreement dated as of August 11, 1999, between the Company and Mellon Investor Services LLC, as Rights Agent.

                                                                     Exhibit 4.1



================================================================================






                                 JP REALTY, INC.


                                       and



                          MELLON INVESTOR SERVICES LLC



                                  Rights Agent




                         -----------------------------



                              AMENDED AND RESTATED
                                RIGHTS AGREEMENT



                          Dated as of January 13, 2001


================================================================================

                                TABLE OF CONTENTS

                                                                                                               PAGE

Section 1.        Certain Definitions............................................................................1

Section 2.        Appointment of Rights Agent....................................................................5

Section 3.        Issue of Rights Certificates...................................................................5

Section 4.        Form of Rights Certificates....................................................................6

Section 5.        Countersignature and Registration..............................................................7

Section 6.        Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated,
                  Destroyed, Lost or Stolen Rights Certificates..................................................7

Section 7.        Exercise of Rights; Purchase Price; Expiration Date of Rights..................................8

Section 8.        Cancellation and Destruction of Rights Certificates...........................................10

Section 9.        Reservation and Availability of Capital Stock.................................................10

Section 10.       Record Date upon Exercise of Rights...........................................................11

Section 11.       Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights...................11

Section 12.       Certificate of Adjusted Purchase Price or Number of Shares....................................19

Section 13.       Consolidation, Merger or Sale or Transfer of Assets or Earning Power..........................19

Section 14.       Fractional Rights and Fractional Shares.......................................................22

Section 15.       Rights of Action..............................................................................23

Section 16.       Agreement of Rights Holders...................................................................23

Section 17.       Rights Certificate Holder Not Deemed a Stockholder............................................23

Section 18.       Concerning the Rights Agent...................................................................24

Section 19.       Merger or Consolidation or Change of Name of Rights Agent.....................................24

Section 20.       Duties of Rights Agent........................................................................25

Section 21.       Change of Rights Agent........................................................................27

Section 22.       Issuance of New Rights Certificates...........................................................27

Section 23.       Redemption and Termination....................................................................28

Section 24.       Notice of Certain Events......................................................................28

Section 25.       Notices.......................................................................................29

Section 26.       Supplements and Amendments....................................................................30

Section 27.       Successors....................................................................................30

Section 28.       Determinations and Actions by the Board of Directors, Etc.....................................30

Section 29.       Benefits of this Agreement....................................................................30

Section 30.       Severability..................................................................................31

Section 31.       Governing Law.................................................................................31


                                                                                                               PAGE

Section 32.       Counterparts..................................................................................31

Section 33.       Captions......................................................................................31

Section 34.       Exchange......................................................................................31


EXHIBITS

EXHIBIT A.  Form of Rights Certificate..........................................................................A-1

EXHIBIT B.  Summary of Rights and Preferred Stock...............................................................B-1

EXHIBIT C.  Form of Articles Supplementary for Preferred Stock..................................................C-1


                      AMENDED AND RESTATED RIGHTS AGREEMENT


     AMENDED AND RESTATED RIGHTS AGREEMENT, dated as of January 13, 2001 (the "AGREEMENT"), between JP Realty, Inc., a Maryland corporation (the "COMPANY"), and Mellon Investor Services LLC (formerly known as ChaseMellon Shareholder Services, L.L.C.), a New Jersey limited liability company (the "RIGHTS AGENT").

     WHEREAS, effective August 11, 1999 (the "RIGHTS DIVIDEND DECLARATION DATE"), the Board of Directors of the Company authorized and declared a dividend distribution of one preferred stock purchase right ("RIGHT") for each share of common stock, par value $.0001 per share, of the Company (the "COMPANY COMMON STOCK") outstanding at the Close of Business on August 18, 1999 (the "RECORD DATE"), and has authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of this Agreement) for each share of Company Common Stock issued (whether originally issued or delivered from the Company's treasury) between the Record Date and, except as otherwise provided in Section 22, the Distribution Date, each Right initially representing the right to purchase one Unit (each as hereinafter defined) upon the terms and subject to the conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereby agree as follows:

     SECTION 1. CERTAIN DEFINITIONS. For purposes of this Agreement, the following terms have the meanings indicated:

         "ACQUIRING PERSON" shall mean any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan maintained by the Company or any of its Subsidiaries or any trustee or fiduciary with respect to such a plan acting in such capacity) who or which, alone or together with all Affiliates and Associates of such Person, is the Beneficial Owner of 15% or more of the shares of Company Common Stock then outstanding, which shares were acquired by such Person other than pursuant to a Permitted Offer. Notwithstanding the foregoing, (i) no Person who or which, alone or together with all Affiliates and Associates of such Person, was at the date of this Agreement the Beneficial Owner of 15% or more of the shares of Company Common Stock then outstanding, shall be an Acquiring Person unless and until such Person, alone or together with all Affiliates and Associates of such Person, is the Beneficial Owner of 20% or more of the shares of Company Common Stock then outstanding, which shares were acquired by such Person other than pursuant to a Permitted Offer (and, with respect to any such Person, the references in the following clause (ii) to 15% shall be deemed to be references to 20%); (ii) no Person shall become an "Acquiring Person" as a result of an acquisition of Company Common Stock by the Company which, by reducing the number of shares of the Company Common Stock outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 15% or more of the Company Common Stock then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 15% or more of the Company Common Stock by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Company Common Stock other than as a direct or indirect result of any corporate action taken by the Company, then such Person shall be deemed to be an "Acquiring Person"; and (iii) if a majority of the Board determines in good faith that a Person who would otherwise be an "Acquiring Person," as defined pursuant to the first sentence of this definition, has become such inadvertently (including, without limitation, because (a) such Person was unaware that it Beneficially Owned 15% or more of the Company Common Stock or (b) such Person was aware of the extent of such Beneficial Ownership but such Person acquired Beneficial Ownership of such shares of Company Common Stock without the intention to change or influence the control of the Company and without actual knowledge of the consequences of such Beneficial Ownership under this Agreement), and such

Person divests itself as promptly as practicable of a sufficient number of shares of Company Common Stock so that such Person would no longer be an "Acquiring Person," as defined pursuant to the first sentence of this definition, then such Person shall not be deemed to be, or have been, an "Acquiring Person" for any purposes of this Agreement, and no Stock Acquisition Date shall be deemed to have occurred. All questions as to whether a Person who would otherwise be an Acquiring Person has become such inadvertently shall be determined in good faith by the Board, which determination shall be conclusive for all purposes.

     "ADJUSTMENT SPREAD" has the meaning set forth in Section 34(a).

     "ADJUSTMENT UNITS" has the meaning set forth in Section 11(a)(ii).

     "ADVERSE PERSON" shall mean any Person declared to be an Adverse Person by the Board upon determination that the criteria set forth in Section 11(a)(ii)(B) apply to such Person.

     "AFFILIATE" and "ASSOCIATE" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the Exchange Act Regulations as in effect on the date hereof.

     A Person shall be deemed the "BENEFICIAL OWNER" of, and shall be deemed to "BENEFICIALLY OWN," any securities:

          (i) of which such Person or any of such Person's Affiliates or Associates is considered to be a "beneficial owner" under Rule 13d-3 of the Exchange Act Regulations as in effect on the date hereof; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any securities under this subparagraph (i) as a result of an agreement, arrangement or understanding to vote such securities if such agreement, arrangement or understanding (A) arises solely from a revocable proxy given in response to a proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act and the Exchange Act Regulations, and (B) is not reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor form);

          (ii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such other Person) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subparagraph (i) above) or disposing of such securities; or

          (iii) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time or upon the satisfaction of conditions) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that under this definition a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," (A) securities tendered pursuant to a tender or exchange offer made in accordance with the Exchange Act Regulations by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (B) securities that may be issued upon exercise of Rights at any time prior to the occurrence of a Triggering Event, or (C) securities that may be issued upon exercise of Rights from and after the occurrence of a Triggering Event, which Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(c) or Section 22 (the "ORIGINAL RIGHTS") or pursuant to Section 11(i) in connection with an adjustment made with respect to any Original Rights.

     Notwithstanding the foregoing, nothing contained in this definition shall cause a Person ordinarily engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired in a bona fide firm commitment underwriting pursuant to an underwriting agreement between such Person and the Company, unless such Person shall make a filing on Schedule 13D (or any comparable or successor form) with respect to such securities.

     "BOARD" means the Board of Directors of the Company.

     "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in New York City or New Jersey are authorized or obligated by law or executive order to close.

     "CLOSE OF BUSINESS" on any given date shall mean 5:00 p.m., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York City time, on the next succeeding Business Day.

     "COMMON STOCK" of any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or, if such Person shall have no capital stock, the equity securities or other equity interest having power to control or direct the management of such Person.

     "COMPANY COMMON STOCK" has the meaning set forth in the Whereas Clause.

     "CURRENT MARKET PRICE" has the meaning set forth in Section 11(d).

     "CURRENT VALUE" has the meaning set forth in Section 11(a)(iii).

     "DISTRIBUTION DATE" has the meaning set forth in Section 3(a).

     "EQUIVALENT  COMPANY  COMMON  STOCK" has the  meaning  set forth in Section
11(b).

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     "EXCHANGE ACT REGULATIONS" shall mean the General Rules and Regulations under the Exchange Act.

     "EXCHANGE RATIO" has the meaning set forth in Section 34(a).

     "EXPIRATION DATE" shall mean the earliest of (i) the Final Expiration Date,
(ii) the time at which the Rights are redeemed (or deemed redeemed) as provided in Section 23 and (iii) the time at which all Rights then outstanding and exercisable are exchanged (or deemed exchanged) pursuant to Section 34.

     "FINAL  EXPIRATION  DATE"  shall mean the Close of  Business  on August 11,
2009.

     "40% PERSON" shall mean any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan maintained by the Company or any of its Subsidiaries or any trustee or fiduciary with respect to such a plan acting in such capacity) who or which, alone or together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 40% or more of the shares of Company Common Stock then outstanding, which shares were acquired by such Person other than pursuant to a Permitted Offer; provided, however, that the term "40% Person" shall not include any Person who is the Beneficial Owner of 40% or more of the Company Common Stock then outstanding by virtue of ownership of Company Common Stock by such Person's Affiliates and/or Associates, which Affiliates and/or Associates are deemed to be Affiliates and/or Associates solely by reason of each of them being directors or officers of the Company or members of a slate of directors, proposed by management, standing for election to the Board.

     "PERMITTED OFFER" shall mean a tender or exchange offer by any Person for all outstanding shares of Company Common Stock which the Board determines, based upon the advice of a nationally recognized investment banking firm and such other advice as the Board deems appropriate, is fair from a financial point of view to the stockholders of the Company (other than such Person) and otherwise in the best interests of the Company and its stockholders (other than such Person). A Permitted Offer will cease to be such if, prior to the acquisition of Beneficial Ownership of any Company Common Stock pursuant thereto, the Board so determines, and in such event the tender or exchange offer shall be deemed for purposes of Section 3 commenced on the date of such determination.

     "PERSON" shall mean any individual, partnership, firm, corporation, association, limited liability company, trust, unincorporated organization or other entity, as well as any syndicate or group deemed to be a person under
Section 14(d)(2) of the Exchange Act.

     "PREFERRED STOCK" shall mean the Series A Junior Participating Preferred Stock, par value $.0001 per share, of the Company having such voting powers, designation, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions as are described in the form of Articles Supplementary attached as EXHIBIT C hereto.

     "PRINCIPAL PARTY" has the meaning set forth in Section 13(b).

     "PURCHASE PRICE" has the meaning set forth in Section 7(b).

     "RECORD DATE" has the meaning set forth in the Whereas Clause.

     "REDEMPTION PRICE" has the meaning set forth in Section 23(a).

     "REGISTERED COMMON STOCK" has the meaning set forth in Section 13(b).

     "REGISTRATION DATE" has the meaning set forth in Section 9(c).

     "REGISTRATION STATEMENT" has the meaning set forth in Section 9(c).

     "RIGHT" has the meaning set forth in the Whereas Clause.

     "RIGHTS AGENT" shall mean Mellon Investor Services LLC (formerly known as ChaseMellon Shareholder Services, L.L.C.), a New Jersey limited liability company.

     "RIGHTS CERTIFICATE" has the meaning set forth in Section 3(a).

     "RIGHTS DIVIDEND DECLARATION DATE" has the meaning set forth in the Whereas Clause.

     "SECTION 11(A)(II) EVENT" shall mean any event described in Section 11(a)(ii)(A), (B), (C) or (D).

     "SECTION 13 EVENT" shall mean any event described in clause (x), (y) or (z) of Section 13(a).

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SPREAD"  has  the  meaning   specified  in  Section   11(a)(iii).

     "STOCK ACQUISITION DATE" shall mean the first date of public announcement (including,without limitation, the filing of any report pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such or by the Company that an Adverse Person has become such.

     "SUBSIDIARY" shall mean, with respect to any Person, any other Person of which an amount of voting securities or equity interests sufficient to elect at least a majority of the directors or equivalent governing body of such other Person is beneficially owned, directly or indirectly, by such first-mentioned Person, or otherwise controlled by such first-mentioned Person.

     "SUBSTITUTION PERIOD" has the meaning set forth in Section 11(a)(iii).

     "SUMMARY OF RIGHTS" has the meaning set forth in Section 3(b).

     "TRANSFER AGENT" has the meaning set forth in Section 7(c).

     "TRIGGERING EVENT" shall mean any Section 11(a)(ii) Event or any Section 13 Event.

     "UNIT" shall mean one one-thousandth of a share of Preferred Stock.

     SECTION 2. APPOINTMENT OF RIGHTS AGENT. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. With the consent of the Rights Agent, the Company may from time to time appoint such co-rights agents as it may deem necessary or desirable, provided, no such appointment shall change or increase the Rights Agent's duties, liabilities or obligations. The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any such co-rights agent.

     SECTION 3. ISSUE OF RIGHTS CERTIFICATES.

     (a) Until the earliest of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date, (ii) the Close of Business on the tenth Business Day after the date that a tender or exchange offer (other than a Permitted Offer) by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan maintained by the Company or any of its Subsidiaries or any trustee or fiduciary with respect to such a plan acting in such capacity) is first published or sent or given within the meaning of Rule 14d-4(a) of the Exchange Act Regulations or any successor rule, if upon consummation thereof such Person would be the Beneficial Owner of 15% or more of the shares of Company Common Stock then outstanding, (iii) the first date of public announcement (including, without limitation, the filing of any report pursuant to Section 13(d) of the Exchange Act) by the Company or a 40% Person that a 40% Person has become such and (iv) the occurrence of a Section 13 Event (the earliest of (i), (ii) (iii) and (iv) above being the "DISTRIBUTION DATE"),
(x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for shares of Company Common Stock registered in the names of the holders of shares of Company Common Stock as of and subsequent to the Record Date (which certificates for shares of Company Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only by transfer of the underlying shares of Company Common Stock (including a transfer to the Company). Upon the occurrence of a Distribution Date, the Company shall promptly notify the Rights Agent and request a stockholder list from the Company's transfer agent. As soon as practicable after the Rights Agent receives such notice and list, the Rights Agent will send, by first-class, insured, postage-prepaid mail, to each record holder of shares of Company Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form attached as EXHIBIT A hereto (the "RIGHTS CERTIFICATES"), evidencing one Right for each share of Company Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Company Common Stock has been made pursuant to Section 11(p), at the time of distribution of the Rights Certificates, the Company may make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

     (b) As promptly as practicable following the Record Date, the Company will send a copy of a Summary of Rights, in a form which may be appended to certificates that represent shares of Company Common Stock, in substantially the form of EXHIBIT B attached hereto (the "SUMMARY OF RIGHTS"), by first-class, postage-prepaid mail, to each record holder of shares of Company Common Stock as of the

Close of Business on the Record Date, at the address of such holder shown on the records of the Company.

     (c) Rights shall, without any further action, be issued in respect of all shares of Company Common Stock which are issued (including any shares of Company Common Stock held in treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date. To the extent practicable, certificates representing such shares of Company Common Stock and issued after the Record Date shall bear the following legend:

          This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between JP Realty, Inc. (the "COMPANY") and Mellon Investor Services LLC (formerly known as ChaseMellon Shareholder Services, L.L.C.) dated as of August 11, 1999 as it may be amended from time to time (the "RIGHTS
          AGREEMENT"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Adverse Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void and nontransferable.

     With respect to certificates representing shares of Company Common Stock (whether or not such certificates include the foregoing legend or have appended to them the Summary of Rights), until the earlier of the Distribution Date and the Expiration Date, the Rights associated with the shares of Company Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of the shares of Company Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the shares of Company Common Stock represented by such certificates.

SECTION 4.        FORM OF RIGHTS CERTIFICATES.

     (a) The Rights Certificates (and the form of election to purchase and the form of assignment to be printed on the reverse side thereof) shall each be substantially in the form set forth in EXHIBIT A attached hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (which do not affect the duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or any rule or regulation thereunder or with any rule or regulation of any stock exchange or automated quotation system on which the Rights may from time to time be listed or to conform to usage. Subject to the provisions of Section 11 and Section 22, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of Units as shall be set forth therein at the price set forth therein, but the amount and type of securities, cash or other assets that may be acquired upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided in this Agreement.

     (b) Any Rights Certificate issued pursuant to this Agreement that represents Rights beneficially owned by: (i) an Acquiring Person or an Adverse Person or any of their respective Associates or Affiliates, (ii) a transferee of an Acquiring Person or an Adverse Person (or of any such Associate or Affiliate) which becomes a transferee after the Acquiring Person or Adverse Person becomes such, or (iii) a transferee of an Acquiring Person or an Adverse Person (or of any such Associate or Affiliate) which becomes a transferee prior to or concurrently with the Acquiring Person or Adverse Person becoming such and which receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person or Adverse Person (or any such Associate or Affiliate) to holders of equity interests in such Acquiring Person or Adverse Person (or such Associate or Affiliate) or to any Person with whom such Acquiring Person or Adverse Person (or such Associate or Affiliate) has any continuing agreement, arrangement or understanding regarding either the transferred Rights, shares of Company Common Stock or the Company or (B) a transfer which a majority of the Board has determined to be part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e) shall, upon the written direction of a majority of the Board, contain (to the extent feasible) the following legend:

          The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Adverse Person or an Affiliate or Associate of an Acquiring Person or an Adverse Person (as such terms are defined in the Rights Agreement).
          Accordingly, this Rights Certificate and the Rights represented hereby may become null and void and nontransferable in the circumstances specified in Section 7(e) of the Rights Agreement.

     SECTION 5. COUNTERSIGNATURE AND REGISTRATION.

     (a) Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, the Chief Executive Officer, the President or one of its Vice Presidents under its corporate seal reproduced thereon attested by its Secretary, Treasurer or one of its Assistant Secretaries. The signature of any of these officers on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of the individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature of such Rights Certificates or did not hold such offices at the date of such Rights Certificates. No Rights Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose unless there appears on such Rights Certificate a countersignature duly executed by the Rights Agent by manual signature of an authorized signatory, and such countersignature upon any Rights Certificate shall be conclusive evidence, and the only evidence, that such Rights Certificate has been duly countersigned as required hereunder.

     (b) Following the Distribution Date and receipt by the Rights Agent of the notice and list of record holders of Rights referred to in Section 3(a) hereof, the Rights Agent will keep or cause to be kept, at its office designated for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the name and address of each holder of the Rights Certificates, the number of Rights evidenced on its face by each Rights Certificate and the date of each Rights Certificate.

     SECTION  6.  TRANSFER,   SPLIT  UP,  COMBINATION  AND  EXCHANGE  OF  RIGHTS
CERTIFICATES; MUTILATED, DESTROYED, LOST OR STOLEN RIGHTS CERTIFICATES.

     (a) Subject to the provisions of Sections 4(b), 7(e) and 14, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any

Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of Units (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and executed the certificate set forth in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request; whereupon the Rights Agent shall, subject to the provisions of Section 4(b), Section 7(e) and Section 14, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. The Rights Agent shall have no duty or obligation to take any action under any Section of this Agreement which requires the payment by a Rights holder of applicable taxes and charges unless and until the Rights Agent is satisfied that all such taxes and/or charges have been paid.

     (b) If a Rights Certificate shall be mutilated, lost, stolen or destroyed, then upon request by the registered holder of the Rights represented thereby and upon payment to the Company and the Rights Agent of all reasonable expenses incident thereto, there shall be issued, in exchange for and upon cancellation of the mutilated Rights Certificate, or in substitution for the lost, stolen or destroyed Rights Certificate, a new Rights Certificate, in substantially the form of the prior Rights Certificate, of like tenor and representing the equivalent number of Rights, but, in the case of loss, theft or destruction, only upon receipt of evidence satisfactory to the Company and the Rights Agent of such loss, theft or destruction of such Rights Certificate and, if requested by the Company or the Rights Agent, indemnity also satisfactory to it.

     SECTION 7. EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION DATE OF RIGHTS.

     (a) Prior to the Expiration Date, the registered holder of any Rights Certificate may, subject to the provisions of Sections 7(e) and 9(c), exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price (as hereinafter defined) for the number of Units of Preferred Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) for which such surrendered Rights are then exercisable.

     (b) The purchase price for one Unit pursuant to the exercise of a Right shall initially be $70.00, subject to adjustment from time to time as provided in Sections 11 and 13(a) (such purchase price, as so adjusted, being the "PURCHASE PRICE"), and shall be payable in accordance with paragraph (c) below.

     (c) As promptly as practicable following the occurrence of the Distribution Date, the Company shall deposit with the Rights Agent or another corporation in good standing organized under the laws of the United States or any State of the United States, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority (such institution being the "TRANSFER AGENT"), certificates representing the Units that may be acquired upon exercise of the Rights. Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price for the Units (or, following a Triggering Event, other securities, cash or other assets, as the case may be) to be purchased thereby as set forth below and an amount equal to any applicable transfer tax or evidence satisfactory to the Company of payment of such tax, the Rights Agent shall, subject to Section 20(k), thereupon promptly (i) requisition from the Transfer Agent (or make available, if the Rights Agent is the Transfer Agent) certificates for such number of Units as are to be purchased and the Company will direct the Transfer Agent to comply with all such requests, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14, (iii) after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. In the event that the Company is obligated to issue Company Common Stock, Preferred Stock or other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a), the Company will make all arrangements necessary so that such Company Common Stock, Preferred Stock or other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The payment of the Purchase Price (adjusted pursuant to Section 11(a)(iii)) may be made in cash or by certified or bank check or money order payable to the order of the Company.

     (d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 6 and Section 14.

     (e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of any Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Adverse Person, or an Associate or Affiliate of an Acquiring Person or an Adverse Person, (ii) a transferee of an Acquiring Person or an Adverse Person (or of any such Associate or Affiliate) which becomes a transferee after the Acquiring Person or Adverse Person becomes such, or (iii) a transferee of an Acquiring Person or an Adverse Person (or of any such Associate or Affiliate) which becomes a transferee prior to or concurrently with the Acquiring Person or Adverse Person becoming such and which receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person or Adverse Person (or any such Associate or Affiliate) to holders of equity interests in such Acquiring Person or Adverse Person (or any such Associate or Affiliate) or to any Person with whom the Acquiring Person or Adverse Person (or such Associate or Affiliate) has any continuing agreement, arrangement or understanding regarding the transferred Rights, shares of Company Common Stock or the Company or (B) a transfer which a majority of the Board has determined to be part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this
Section 7(e), shall be null and void without any further action, and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall notify the Rights Agent when this Section 7(e) applies and shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and
Section 4(b) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights or any other Person as a result of its failure to make any determination under this Section 7(e) or Section 4(b) with respect to any Acquiring Person or Adverse Person or any Affiliate, Associate or transferee of any Acquiring Person or Adverse Person.

     (f) Notwithstanding anything in this Agreement or any Rights Certificate to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise by such registered holder unless such registered holder shall have (i) completed and executed the certificate following the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request

     SECTION 8. CANCELLATION AND DESTRUCTION OF RIGHTS CERTIFICATES. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Rights Certificates acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

     SECTION 9. RESERVATION AND AVAILABILITY OF CAPITAL STOCK.

     (a) The Company shall at all times following the Distribution Date cause to be reserved and kept available, out of its authorized and unissued shares of capital stock, the number of shares of Preferred Stock (and, following a Triggering Event, other securities) that, as provided in this Agreement, will be sufficient to permit the exercise in full of all outstanding Rights (or, if the amount of authorized shares of Preferred Stock (or such other securities) not then issued or reserved for issuance other than upon exercise of the Rights is not sufficient, the maximum amount of shares of Preferred Stock (or such other securities) as is then available). Without limiting the generality of the foregoing, the Company's Board will, to the extent permitted by law, take such action as may be required to increase the number of shares of Preferred Stock that the Company is authorized to issue, to the extent necessary to permit the exercise in full of all outstanding Rights. Upon the occurrence of any events resulting in an increase in the aggregate number of Units (or other equity securities of the Company) issuable upon exercise of all outstanding Rights above the number then reserved, the Company shall make appropriate increases in the number of Units or other securities so reserved.

     (b) If the Units (and, following a Triggering Event, other securities) to be issued and delivered upon the exercise of the Rights may be listed on any national securities exchange or automated quotation system, the Company shall during the period from the Distribution Date through the Expiration Date use its best efforts to cause all securities reserved for such issuance to be listed on such exchange or automated quotation system upon official notice of issuance upon such exercise.

     (c) The Company shall use its best efforts (i) as soon as practicable following the occurrence of a Section 11(a)(ii) Event and a determination by the Company in accordance with Section 11(a)(iii) of the consideration to be delivered by the Company upon exercise of the Rights or, if so required by law, as soon as practicable following the Distribution Date (such date being the "REGISTRATION DATE"), to file a registration statement on an appropriate form under the Securities Act, with respect to the securities that may be acquired upon exercise of the Rights (the "REGISTRATION STATEMENT"), (ii) to cause the Registration Statement to become effective as soon as practicable after such filing, (iii) to cause the Registration Statement to continue to be effective (and to include a prospectus complying with the requirements of the Securities
Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for the securities covered by the Registration Statement and (B) the Expiration Date, and (iv) to take as soon as practicable following the Registration Date such action as may be required to ensure that any acquisition of securities upon exercise of the Rights complies with any applicable state securities or "blue sky" laws. The Company may temporarily suspend for a period of time not to exceed 90 days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.

     (d) The Company shall take such action as may be necessary to ensure that all Units (and, following the occurrence of a Triggering Event, any other securities that may be delivered upon exercise of Rights) shall be, at the time of delivery of the certificates for such Units and of such other securities, duly and validly authorized and issued and fully paid and non-assessable.

     (e) The Company shall pay any documentary, stamp or transfer tax imposed in connection with the issuance or delivery of the Rights Certificates or upon the exercise of Rights; provided, however, that the Company shall not be required to pay any such tax imposed in connection with the issuance or delivery of Units, or any certificates or depositary receipts for such Units (or, following the occurrence of a Triggering Event, any other securities, cash or assets, as the case may be) to any person other than the registered holder of the Rights Certificates evidencing the Rights surrendered for exercise. The Company shall not be required to issue or deliver any certificates or depositary receipts (or, following the occurrence of a Triggering Event, any other securities, cash or assets, as the case may be) to, or in a name other than that of, the registered holder upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due. The Rights Agent shall have no duty or obligation to take any action under any Section of this Agreement which requires the payment by a Rights holder of applicable taxes and governmental charges unless and until the Rights Agent is reasonably satisfied that all such taxes and/or charges have been paid.

     SECTION 10. RECORD DATE UPON EXERCISE OF RIGHTS. Each Person in whose name any certificate for Units (or, following the occurrence of a Triggering Event, other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Units (or, following the occurrence of a Triggering Event, other securities) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes and other governmental charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or, following the occurrence of a Triggering Event, the applicable other securities) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such securities on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or, following the occurrence of a Triggering Event, the applicable other securities) transfer books of the Company are open; and further provided that if delivery of the Units is delayed pursuant to Section 9(c), such Persons shall be deemed to have become the record holders of such Units only when such Units first become deliverable. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to securities for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

     SECTION 11. ADJUSTMENT OF PURCHASE PRICE, NUMBER AND KIND OF SHARES OR NUMBER OF RIGHTS. The Purchase Price, the number and kind of securities covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

     (a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Common Stock or the Preferred Stock payable in shares (or fractional shares) of Common Stock or Preferred Stock, (B) subdivide the outstanding Common Stock or Preferred Stock, (C) combine the outstanding Common Stock or Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Common Stock or the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of Units (or the number and kind of other securities, as the case may be), issuable on such date upon exercise of the Rights, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of Units (or such other securities, as the case may be), which, if such Right had been exercised immediately prior to such date, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

          (ii) In the event:

               (A) any Person shall become an Acquiring Person, other than pursuant to any transaction which constitutes a Section 13 Event; or

               (B) the Board shall declare by resolution any Person to be an Adverse Person, upon a determination that such Person, alone or together with its Affiliates and Associates, has, at any time after this Agreement has been filed with the Securities and Exchange Commission as an exhibit to a filing under the Exchange Act, become the Beneficial Owner of a number of shares of Company Common Stock which the Board determines to be substantial (which number of shares shall in no event represent less than 10% of the outstanding shares of Company Common Stock) and a determination by the Board, after reasonable inquiry and investigation, including consultation with such persons as the Board shall deem appropriate and consideration of such factors selected by the Board as are permitted by applicable law, that
          (a) such Beneficial Ownership by such Person is intended to cause the Company to repurchase the shares of Common Stock beneficially owned by such Person or to cause pressure on the Company to take action or enter into a transaction or series of transactions intended to provide such Person with short-term financial gain under circumstances where the Board determines that the best long-term interests of the Company would not be served by taking such action or entering into such transaction or series of transactions at that time, or (b) such Beneficial Ownership is causing or reasonably likely to cause a material adverse impact (including, but not limited to, impairment of relationships with customers or tenants or impairment of the Company's ability to maintain its competitive position) on the business or prospects of the Company, on the Company's employees, customers, tenants or suppliers or on the communities in which the Company operates or is located; or

               (C) any Acquiring Person (for purposes of this Section 11(a)(ii)(C) and of Section 11(a)(ii)(D), the term "Acquiring Person" shall be deemed to include an Adverse Person) or any Associate or Affiliate of any Acquiring Person, at any time after the date of this Agreement, directly or indirectly, (1) shall merge into the Company or otherwise combine with the Company and the Company shall be the continuing or surviving corporation of such merger or combination and Company Common Stock shall remain outstanding and unchanged, (2) shall, in one transaction or a series of transactions, transfer any assets to the Company or to any of its Subsidiaries in exchange (in whole or in part) for shares of Company Common Stock, for other equity securities of the Company or any such Subsidiary, or for securities exercisable for or convertible into shares of equity securities of the Company or any of its Subsidiaries (whether Company Common Stock or otherwise) or otherwise obtain from the Company or any of its Subsidiaries, with or without consideration, any additional shares of such equity securities or securities exercisable for or convertible into such equity securities (other than pursuant to a pro rata distribution to all holders of Company Common Stock), (3) shall sell, purchase, lease, exchange, mortgage, pledge, transfer or otherwise acquire or dispose of, in one transaction or a series of transactions, to, from or with the Company or any of its Subsidiaries or any employee benefit plan maintained by the Company or any of its Subsidiaries or any trustee or fiduciary with respect to such a plan acting in such capacity, assets (including securities) on terms and conditions less favorable to the Company or such Subsidiary or plan than those that could have been obtained in arm's-length negotiations with an unaffiliated third party, other than pursuant to a transaction described in Section 13(a), (4) shall sell, purchase, lease, exchange, mortgage, pledge, transfer or otherwise acquire or dispose of, in one transaction or a series of transactions, to, from or with the Company or any of the Company's Subsidiaries or any employee benefit plan maintained by the Company or any of its Subsidiaries or any trustee or fiduciary with respect to such a plan acting in such capacity (other than transactions, if any, consistent with those engaged in, as of the date hereof, by the Company and such Acquiring Person or such Associate or Affiliate), assets (including securities) having an aggregate fair market value of more than $10,000,000, other than pursuant to a transaction set forth in Section 13(a), (5) shall sell, purchase, lease, exchange, mortgage, pledge, transfer or otherwise acquire or dispose of, in one transaction or a series of transactions, to, from or with the Company or any of its Subsidiaries or any employee benefit plan maintained by the Company or any of its Subsidiaries or any trustee or fiduciary with respect to such a plan acting in such capacity, any material trademark or material service mark, other than pursuant to a transaction set forth in Section 13(a),
          (6) shall receive, or any designee, agent or representative of such Acquiring Person or any Affiliate or Associate of such Acquiring Person shall receive, any compensation from the Company or any of its Subsidiaries other than compensation for full-time employment as a regular employee at rates in accordance with the Company's (or its Subsidiaries') past practices, or (7) shall receive the benefit, directly or indirectly (except proportionately as a holder of Company Common Stock or as required by law or governmental regulation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantage provided by the Company or any of its Subsidiaries or any employee benefit plan maintained by the Company or any of its Subsidiaries or any trustee or fiduciary with respect to such a plan acting in such capacity; or

               (D) during such time as there is an Acquiring Person, there shall be any reclassification of securities (including any reverse stock split), or recapitalization of the Company, or any merger or consolidation of the Company with any of its Subsidiaries or any other transaction or series of transactions involving the Company or any of its Subsidiaries, other than a transaction or transactions to which the provisions of Section 13(a) apply (whether or not with or into or otherwise involving an Acquiring Person), which has the effect, directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities of the Company or any of its Subsidiaries that is directly or indirectly beneficially owned by any Acquiring Person or any Associate or Affiliate of any Acquiring Person;

     THEN,  immediately upon the date of the occurrence of an event described in
     Section 11(a)(ii)(A)-(D) hereof (a "SECTION 11(A)(II) EVENT"), proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e)) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of the number of Units for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, such number of Units as shall equal the result obtained by
     (x) multiplying the then current Purchase Price by the then number of Units for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event (such product thereafter being, for all purposes of this Agreement other than Section 13, the Purchase Price), and
     (y) dividing that product by 50% of the then Current Market Price (determined pursuant to Section 11(d)) per Unit on the date of such first occurrence (such number of Units being the "ADJUSTMENT UNITS"); provided, that the Purchase Price and the number of Adjustment Units shall be further adjusted as provided in this Agreement to reflect any Section 11(a)(ii) Event occurring after the initial occurrence of a Section 11(a)(ii) Event.

          (iii) In the event that the number of shares of Preferred Stock that are authorized by the Company's Amended and Restated Articles of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii), the Board, acting by resolution, shall: (A) determine the excess of (1) the value of the Adjustment Units issuable upon the exercise of a Right (the "CURRENT VALUE") over (2) the Purchase Price (such excess being the "SPREAD"), and (B) with respect to each Right (subject to Section 7(e)), make adequate provision to substitute for such Adjustment Units, upon payment of the applicable Purchase Price, (1) Company Common Stock, (2) cash, (3) a reduction in the Purchase Price, (4) other equity securities of the Company, (5) debt securities of the Company, (6) other assets, or (7) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined in good faith by the Board after receiving advice from a nationally recognized investment banking firm selected by the Board which has not performed any services for the Company or any Subsidiary of the Company in the prior five years; provided, however, that if pursuant to the introductory clause of this
     Section 11(a)(iii) the Company shall have elected or been required to deliver value pursuant to clause (B) above and shall not have made adequate provision to deliver such value within 30 days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company's right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the "SECTION 11(A)(III) TRIGGER DATE"), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Units (to the extent available) and then, if necessary, cash (to the extent available) and then, if necessary, debt securities, which Units and/or cash and/or debt securities shall have an aggregate value equal to the Spread. If the Board shall determine in good faith that it is likely that sufficient additional shares of Preferred Stock could be authorized for issuance upon exercise in full of the Rights, the 30-day period set forth above may be extended to the extent necessary, but not more than 90 days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period, as it may be extended, the "SUBSTITUTION PERIOD"). To the extent that the Company determines that some action need be taken pursuant to the first sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to the first sentence of this Section 11(a)(iii) and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of a Unit shall be the current market price (as determined pursuant to Section 11(d)) per Unit on the date of the first occurrence of the Section 11(a)(iii) Trigger Date.

     (b) In the event the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Company Common Stock entitling them to subscribe for or purchase (for a period expiring within 45 calendar days after such record date) shares (or fractional shares) of Company Common Stock (or shares having substantially the same rights, privileges and preferences as shares of Company Common Stock ("EQUIVALENT COMPANY COMMON STOCK")) or securities convertible into Company Common Stock or Equivalent Company Common Stock at a price per share of Company Common Stock or per share of Equivalent Company Common Stock (or having a conversion price per share, if a security convertible into Company Common Stock or Equivalent Company Common Stock) less than the Current Market Price (as determined pursuant to Section 11(d)) per share of Company Common Stock on such record date, then the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the sum of the number of shares of Company Common Stock outstanding on such record date plus the number of shares of Company Common Stock which the aggregate offering price of the total number of shares of Company Common Stock and/or Equivalent Company Common Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Company Common Stock outstanding on such record date plus the number of additional shares of Company Common Stock and/or Equivalent Company Common Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In the event such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Company Common Stock owned by or held for the account of the Company or any Subsidiary shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

     (c) In the event the Company shall fix a record date for a distribution to all holders of shares of Company Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend paid out of funds legally available therefor), assets (other than a dividend payable in shares of Company Common Stock, but including any dividend payable in stock other than Company Common Stock) or subscription rights or warrants (excluding those referred to in Section 11(b)), then the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d)) per share of

Company Common Stock on such record date less the fair market value (as determined in good faith by the Company, acting by resolution of its Board (whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holder of the Rights) of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants distributable in respect of a share of Company Common Stock, and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d)) per share of Company Common Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

     (i) For the purpose of any computation hereunder, the "Current Market Price" per share of Company Common Stock or Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such shares for the ten consecutive Trading Days (as such term is hereinafter defined) immediately prior to and not including such date; provided, however, that if prior to the expiration of such ten Trading Day period the issuer announces either (A) a dividend or distribution on such shares payable in such shares or securities convertible into such shares (other than the Rights), or (B) any subdivision, combination or reclassification of such shares, then, following the ex-dividend date for such dividend or the record date for such subdivision, as the case may be, the "Current Market Price" shall be properly adjusted to take into account such event. The closing price for each day shall be, if the shares are listed and admitted to trading on a national securities exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such shares are listed or admitted to trading or, if such shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the Nasdaq Stock Market ("NASDAQ") or such other system then in use, or, if on any such date such shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such shares selected by the Board. If on any such date no market maker is making a market in such shares, the fair value of such shares on such date as determined in good faith by the Board shall be used. If such shares are not publicly held or not so listed or traded, "Current Market Price" per share shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. The term "TRADING DAY" shall mean, if such shares are listed or admitted to trading on any national securities exchange, a day on which the principal national securities exchange on which such shares are listed or admitted to trading is open for the transaction of business or, if such shares are not so listed or admitted, a Business Day.

          (ii) For the purpose of any computation hereunder, if the Units or the Preferred Stock are actively publicly traded, the "current market price" per Unit of Preferred Stock shall be determined in the same manner as set forth above for Company Common Stock in clause (i) of this Section 11(d) (other than the fourth sentence thereof). If the Units or the Preferred Stock are not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the "current market price" per Unit shall be conclusively deemed to be the Current Market Price per share of Company Common Stock. If neither Company Common Stock nor Preferred Stock is publicly held or so listed or traded, the "current market price" per Unit shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights.

     (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-thousandth of a share of Company Common Stock or Common Stock or Unit, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment and (ii) the Expiration Date.

     (f) If as a result of an adjustment made pursuant to Section 11(a)(ii) or 13(a), the holder of any Right thereafter exercised shall become entitled to receive any equity securities other than Units, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Units contained in Sections 11(a), (b), (c), (d), (e), (g), (h), (i), (j), (k),
(l) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 with respect to Units shall apply on like terms to any such other equity securities.

     (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, that number of Units (or other securities or amount of cash or combination thereof) that may be acquired from time to time pursuant to this Agreement upon exercise of the Rights, all subject to further adjustment as provided herein.

     (h) Unless the Company  shall have  exercised  its  election as provided in
Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Units (calculated to the nearest one-thousandth of a Unit) obtained by (i) multiplying (x) the number or amount of Units (or cash or other securities) issuable upon exercise of a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

     (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of Units or other securities that may be acquired upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for that number of Units for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (and contemporaneously deliver a copy of such announcement to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. The record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten days later than the date of such public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this
Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates to be so distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

     (j) Irrespective of any adjustment or change in the Purchase Price or the number of Units issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per Unit and the number of Units which were expressed in the initial Rights Certificates issued hereunder.

     (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value of the number of Units issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue such fully paid and non-assessable Units at such adjusted Purchase Price.

     (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the Units and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Units and shares of other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment. The Company shall contemporaneously provide the Rights Agent with a copy of any such election.

     (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Company Common Stock, (ii) issuance wholly for cash of any shares of Company Common Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Company Common Stock or securities which by their terms are convertible into or exchangeable for shares of Company Common Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this
Section 11, hereafter made by the Company to holders of its Company Common Stock, shall not be taxable to such holders or shall reduce the taxes payable by such holders.

     (n) The Company shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the Person which  constitutes,  or would constitute,  the "Principal Party" for purposes of
Section 13(a) shall have distributed or otherwise transferred to its stockholders or other persons holding an equity interest in such Person Rights previously owned by such Person or any of its Affiliates and Associates; provided, however, this Section 11(n) shall not affect the ability of any Subsidiary of the Company to consolidate with, merge with or into, or sell or transfer assets or earning power to, any other Subsidiary of the Company.

     (o) After the Distribution Date, the Company shall not, except as permitted by Section 23 or Section 26, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

     (p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Company Common Stock payable in shares of Company Common Stock, (ii) subdivide the outstanding shares of Company Common Stock, (iii) combine the outstanding shares of Company Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of Company Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), the number of Rights associated with each share of Company Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Company Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Company Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Company Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Company Common Stock outstanding immediately following the occurrence of such event.

     Section 12. CERTIFICATE OF ADJUSTED PURCHASE PRICE OR NUMBER OF SHARES. Whenever an adjustment is made as provided in Section 11 or Section 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief, reasonably detailed statement of the facts, computations and accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Company Common Stock and the Preferred Stock, a copy of such certificate, and mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Company Common Stock) in accordance with
Section 25. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

     SECTION 13. CONSOLIDATION, MERGER OR SALE OR TRANSFER OF ASSETS OR EARNING POWER.

     (a) In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Company Common Stock shall be converted into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer) to any Person or Persons (other than the Company or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), in one or more transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) (any such event being a "SECTION 13 EVENT"), then, and in each such case, proper provision shall be made so that:
(i) each holder of a Right, except as provided in Section 7(e), shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price, such number of validly authorized and issued, fully paid and non-assessable shares of Common Stock of the Principal Party (as such term is hereinafter defined), which shares shall not be subject to any liens, encumbrances, rights of first refusal, transfer restrictions or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of Units for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such Units for which a Right would be exercisable hereunder but for the occurrence of such Section 11(a)(ii) Event by the Purchase Price which would be in effect hereunder but for such first occurrence) and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be the "Purchase Price" for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d)) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to ensure that the provisions of this Agreement shall thereafter be applicable to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) shall be of no further effect following the first occurrence of any Section 13 Event.

     (b) "PRINCIPAL PARTY" shall mean:

          (i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), (A) the Person that is the issuer of any securities into which shares of Company Common Stock are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of Common Stock that has the highest aggregate Current Market Price (determined pursuant to Section 11(d)) and (B) if no securities are so issued, the Person that is the other party to such merger or consolidation, or, if there is more than one such Person, the Person the Common Stock of which has the highest aggregate Current Market Price (determined pursuant to Section 11(d)); and

          (ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the largest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets or earning power cannot be determined, whichever Person the Common Stock of which has the highest aggregate Current Market Price (determined pursuant to Section 11(d));

  provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve-month period registered under Section 12 of the Exchange Act ("REGISTERED COMMON STOCK"), or such Person is not a corporation, and such
  Person  is a  direct  or  indirect  Subsidiary  of  another  Person  that  has
  Registered Common Stock outstanding, "Principal Party" shall refer to such other Person; (2) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is a direct or indirect Subsidiary of another Person but is not a direct or indirect Subsidiary of another Person which has Registered Common Stock outstanding, "Principal Party" shall refer to the ultimate parent entity of such first-mentioned Person; (3) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and one or more of such other Persons has Registered Common Stock outstanding, "Principal Party" shall refer to whichever of such other Persons is the issuer of the Registered Common Stock having the highest aggregate Current Market Price (determined pursuant to Section 11(d)); and (4) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and none of such other Persons have Registered Common Stock outstanding, "Principal Party" shall refer to whichever ultimate parent entity is the corporation having the greatest stockholders equity or, if no such ultimate parent entity is a corporation, shall refer to whichever ultimate parent entity is the entity having the greatest net assets.

     (c) The Company shall not consummate any Section 13 Event unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13, and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that the Principal Party, at its own expense, will:

          (i) (A) file on an appropriate form, as soon as practicable following the execution of such agreement, a registration statement under the Securities Act with respect to the Common Stock that may be acquired upon exercise of the Rights, (B) cause such registration statement to remain effective (and to include a prospectus complying with the requirements of the Securities Act) until the Expiration Date, and (C) as soon as practicable following the execution of such agreement, take such action as may be required to ensure that any acquisition of such Common Stock upon the exercise of the Rights complies with any applicable state security or "blue sky" laws; and

          (ii) use its best efforts either (A) to list (or continue the listing of) the Common Stock of the Principal Party on a national securities exchange or (B) to cause such Common Stock to be reported by NASDAQ or such other comparable transaction reporting system as may then be in use; and

          (iii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

     (d) If the Principal Party which is to be a party to a transaction referred to in this Section 13 has a provision in any of its authorized securities or in its articles of incorporation or by-laws or other instrument governing its corporate affairs, which provision would have the effect of (i) causing such Principal Party to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Principal Party at less than the then Current Market Price per share (determined pursuant to Section 11(d)) or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such then Current Market Price (other than to holders of Rights pursuant to this Section
13) or (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of this Section 13; then, in such event, the Company shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been cancelled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

     (e) The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a
Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

     (f) Notwithstanding anything in this Agreement to the contrary, the provisions of this Section 13 shall not be applicable to a transaction described in clause (x) or (y) of Section 13(a) if (A) such transaction is consummated with a Person or Persons who acquired shares of Company Common Stock pursuant to a Permitted Offer (or a wholly-owned Subsidiary of any such Person or Persons),
(B) the price per share of Company Common Stock being offered in such transaction is not less than the price per share of Company Common Stock paid to all holders of Company Common Stock whose shares were purchased pursuant to such Permitted Offer, and (C) the form of consideration being offered to the remaining holders of shares of Company Common Stock pursuant to such transaction is the same as the form of consideration paid to holders of the Company Common Stock pursuant to such Permitted Offer.

     SECTION 14. FRACTIONAL RIGHTS AND FRACTIONAL SHARES.

     (a) The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the Persons to which such fractional Rights would otherwise be issuable, an amount in cash equal to such fraction of the market value of a whole Right. For purposes of this Section 14(a), the market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be, if the Rights are listed or admitted to trading on a national securities exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used and such determination shall be described in a statement filed with the Rights Agent and the holders of the Rights. The Company shall timely provide sufficient depository receipts or cash necessary to satisfy the Company's obligation with respect to fractional shares.

     (b) The Company shall not be required to issue fractions of Units upon exercise of the Rights or to distribute certificates which evidence such fractional Units. In lieu of such fractional Units, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the then current market price of a Unit on the day of exercise, determined in accordance with Section 11(d).

     (c) The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14. The Rights Agent shall have no duty or obligation with respect to this Section 14 and any other Section of this Agreement relating to fractional shares unless and until it has received specific instructions (and sufficient cash, if required) from the Company with respect to its duties and obligations under such Sections.

     Section 15. RIGHTS OF ACTION. All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to
Section 18, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of certificates representing shares of Company Common Stock); and any registered holder of a Rights Certificate (or, prior to the Distribution Date, of a certificate representing shares of Company Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of a certificate representing shares of Company Common Stock), may, on his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

     SECTION 16. AGREEMENT OF RIGHTS HOLDERS. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

     (a) prior to the Distribution Date, the Rights will be transferable only by transfer of the shares of Company Common Stock in respect of which those Rights were issued;

     (b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates duly executed;

     (c) subject to Section 6(a) and Section 7(f), the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Company Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Company Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of
Section 7(e), shall be affected by any notice to the contrary; and

     (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use its best efforts to have any such order, decree, judgment or ruling lifted or otherwise overturned as promptly as practicable.

     SECTION 17. RIGHTS CERTIFICATE HOLDER NOT DEEMED A STOCKHOLDER. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of Units or other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, except as provided in Section 24, to receive notice of meetings or other actions affecting stockholders, or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

     SECTION 18. CONCERNING THE RIGHTS AGENT.

     (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, promptly following demand of the Rights Agent, its reasonable expenses, including reasonable fees and disbursements of its counsel, incurred in connection with the preparation, delivery, amendment, execution and administration of this Agreement and the exercise and performance of its duties hereunder. The Company shall indemnify the Rights Agent for, and hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of counsel), incurred without negligence, bad faith or willful misconduct (as determined by a court of competent jurisdiction) on the part of the Rights Agent, for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under this Agreement, including the costs and expenses of defending against any claim of liability hereunder. The indemnity provided for herein shall survive the termination of this Agreement and the exercise or expiration of the Rights. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company if the Rights Agent prevails in the litigation in which such enforcement is sought.

     (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Preferred Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to have been signed, executed and, where necessary, verified or acknowledged by the proper Person or Persons. Anything in this Agreement to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action.

     SECTION 19. MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT.

     (a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any document or any further act on the part of any of the parties hereto; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been
countersigned,   any  successor

Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

     (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

     SECTION 20. DUTIES OF RIGHTS AGENT. The Rights Agent undertakes the duties and obligations, and only the duties and obligations, expressly imposed by this Agreement (and no implied duties and obligations) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

     (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent with respect to, and the Rights Agent shall incur no liability for or in respect of, any action taken, suffered or omitted by it in good faith and in accordance with such opinion.

     (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of "Current Market Price") be proved or established by the Company prior to taking or suffering any action under this Agreement, such fact or matter (unless other evidence in respect thereof be specified herein) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; provided, however, that so long as any Person is an Acquiring Person under this Agreement, such certificate shall be signed and delivered by a majority of the members of the Board; and such certificate shall be full and complete authorization and protection to the Rights Agent for any action taken, suffered or omitted in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     (c) The Rights Agent shall be liable under this Agreement only for its own negligence, bad faith or willful misconduct (as determined by a court of competent jurisdiction). In no case will the Rights Agent be liable for special, indirect, punitive, incidental or consequential loss or damages of any kind whatsoever (including, without limitation, lost profits), even if the Rights Agent has been advised of the possibility of such damages. Any liability of the Rights Agent under this Rights Agreement shall be limited to the amount of fees paid by the Company to the Rights Agent.

     (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

     (e) The Rights Agent shall not have any liability or responsibility for the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or for the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or failure by the Company to satisfy conditions contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 13 or for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt by the Rights Agent of the certificate describing any such adjustment contemplated by
Section 12); nor shall it by any act under this Agreement be deemed to make any representation or warranty as to the authorization or reservation of any Units, shares of Preferred Stock or any other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any Units or any other securities will, when so issued, be validly authorized and issued, fully paid and non-assessable.

     (f) The Company shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Rights Agent for the performance by the Rights Agent of its duties under this Agreement.

     (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer; provided, however, that so long as any Person is an Acquiring Person under this Agreement, the Rights Agent shall accept such instructions and advice only from a majority of the Board and shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with such instructions of the majority of the Board. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Rights Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall be fully authorized and protected and shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than 5 Business Days after the date any such officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted. The Rights Agent shall be fully authorized and protected in relying in good faith upon the most recent advice or instruction received from any such officer.

     (h) The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent or any such stockholder, affiliate, director, officer or employee from acting in any other capacity for the Company or for any other Person.

     (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company of any other Person resulting from any such act, default, neglect or misconduct; provided, however, reasonable care was exercised in the selection and continued employment thereof.

     (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of its rights hereunder if the Rights Agent shall have reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

     (k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed, not signed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company. If such certificate has been completed and signed and shows a negative response to clauses 1 and 2 of such certificate, unless previously instructed otherwise in writing by the Company (which instructions may impose on the Rights Agent additional ministerial responsibilities, but no discretionary responsibilities), the Rights Agent may assume without further inquiry that the Rights Certificate is not owned by a person described in Section 4(b) or Section 7(e) and shall not be charged with any knowledge to the contrary.

     (l) The Rights Agent shall have no duties or obligations other than those specifically set forth in this Agreement, or as may subsequently be agreed to in writing by the Company and the Rights Agent.

     SECTION 21. CHANGE OF RIGHTS AGENT. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' prior notice in writing mailed to the Company, and to each transfer agent of the Company Common Stock and the Preferred Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' prior notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Company Common Stock and the Preferred Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States or any state of the United States in good standing, shall be authorized to do business as a banking institution in the State of New York, shall be authorized under such laws to exercise corporate trust or stock transfer powers, shall be subject to supervision or examination by federal or state authorities and shall have at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (b) an Affiliate of a corporation described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for that purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Company Common Stock and the Preferred Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent.

     SECTION 22. ISSUANCE OF NEW RIGHTS CERTIFICATES. Notwithstanding any of the provisions of this Agreement or the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by resolution of its Board to reflect any adjustment or change made in accordance with the provisions of this Agreement in the Purchase Price or the number or kind or class of shares or other securities or property that may be acquired under the Rights Certificates. In addition, in connection with the issuance or sale of shares of Company Common Stock following the Distribution Date and prior to the Expiration Date, the Company (a) shall, with respect to shares of Company Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

     SECTION 23. REDEMPTION AND TERMINATION.

     (a) The Company, acting by resolution of its Board may, at its option, at any time prior to the earlier of (i) the Distribution Date or (ii) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $.0001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being the "REDEMPTION PRICE"). The Company may, at its option, pay the Redemption Price in cash, shares of Company Common Stock (based on the Current Market Price (determined pursuant to Section 11(d)) of the shares of Company Common Stock at the time of redemption), or such other form of consideration as the Board in good faith deems appropriate.

     (b) Immediately upon an action by the Board in accordance with Sections 23(a) and 28 ordering the redemption of the Rights, evidence of which shall be filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board ordering the redemption of the Rights in accordance with Sections 23(a) and 28, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder's last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for Company Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

     SECTION 24. NOTICE OF CERTAIN EVENTS.

     (a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Company Common Stock or to make any other distribution to the holders of Company Common Stock (other than a regular quarterly cash dividend paid out of funds legally available therefor), (ii) to offer to the holders of Company Common Stock rights or warrants to subscribe for or to purchase any additional shares of Company Common Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Company Common Stock (other than a reclassification involving only the subdivision of outstanding shares of Company Common Stock), (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Company Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 20 days prior to the record date for determining holders of the shares of Company Common Stock for purposes of such action, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Company Common Stock whichever shall be the earlier; provided, however, no such notice shall be required pursuant to this Section 24, if any Subsidiary of the Company effects a consolidation or merger with or into, or effects a sale or other transfer of assets or earnings power to, any other Subsidiary of the Company.

     (b) In case any Section 11(a)(ii) Event shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii).

     SECTION 25. NOTICES. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by telex, telegram or cable) and mailed or sent or delivered, if to the Company, at its address at:

                       JP Realty, Inc.
                       35 Century Park-Way
                       Salt Lake City, Utah 84115
                       Attention: Paul K. Mendenhall
                       Tel No.: (801) 486-3911
                       Fax No.: (801) 486-7653

     with a copy to:

                       Rogers & Wells LLP
                       200 Park Avenue
                       New York, New York 10166
                       Attention: Jay L. Bernstein, Esq.
                       Tel No.: (212) 878-8000
                       Fax No.: (212) 878-8375

     and if to the Rights Agent, at its address at:

                       Mellon Investor Services LLC
                       235 Montgomery Street, 23rd Floor
                       San Francisco, California 94104
                       Attention: Asa Drew
                       Tel No.: (415) 743-1424
                       Fax No.: (415) 398-7156

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Company Common Stock) shall be sufficiently given or made if sent by first-class mail, postage-prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

     SECTION 26. SUPPLEMENTS AND AMENDMENTS. Prior to the Distribution Date, the Company may by resolution of its Board, and the Rights Agent shall, if the Company pursuant to such resolution so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Company Common Stock. From and after the Distribution Date, the Company may by resolution of its Board, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights
Certificates (other than an Acquiring Person or an Adverse Person or an Affiliate or Associate of an Acquiring Person or an Adverse Person); provided, however, that this Agreement may not be supplemented or amended, at a time when the Rights are not redeemable, to lengthen, pursuant to clause (iii) of this sentence, (A) subject to Section 30, a time period (including a time period described in Section 3(a)(i) or 3(a)(ii)) relating to when the Rights may be redeemed, or (B) any other time period unless in a case described in this clause
(B) such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Upon the delivery of a certificate from an appropriate officer of the Company and, if requested, an opinion of counsel or, so long as any Person is an Acquiring Person hereunder, from a majority of the members of the Board which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent's own rights, duties, obligations or immunities under this Agreement. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Company Common Stock.

     SECTION 27. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     SECTION 28. DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS, ETC. For all purposes of this Agreement, any calculation of the number of shares of Company Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Company Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the Exchange Act Regulations as in effect on the date hereof. Except as otherwise specifically provided herein, the Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power (i) to interpret the provisions of this Agreement, and (ii) to make all determinations deemed necessary or advisable for the administration of this Agreement. All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith (the Rights Agent may assume the Board acted in good faith) shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board or any member thereof to any liability to the holders of the Rights.

     SECTION 29. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of shares of Company Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of shares of Company Common Stock).

     SECTION 30. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated;
provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement and the Rights shall not then be redeemable, then the right of redemption set forth in
Section 23 shall be reinstated and shall not expire until the Close of Business on the tenth Business Day following the date of such determination by the Board.

     SECTION 31. GOVERNING LAW. This Agreement, each Right and each Rights Certificate issued under this Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland applicable to contracts executed in and to be performed entirely in such State, without giving effect to the conflicts of laws principles thereof ; except that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

     SECTION 32. COUNTERPARTS. This Agreement may be executed (including by facsimile) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

     SECTION 33. CAPTIONS. The captions contained in this Agreement are for descriptive purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 34. EXCHANGE.

     (a) The Company may at any time prior to the Distribution Date, upon resolution of the Board, exchange all or part of the then outstanding Rights (which shall not include Rights that have become void pursuant to Section 7(e)) for shares of Company Common Stock at an exchange ratio specified in the following sentence, as appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof. Subject to such adjustment, each Right may be exchanged for that number of shares of Company Common Stock obtained by dividing the Adjustment Spread (as defined below) by the then Current Market Price (determined pursuant to Section 11(d)) per share of Company Common Stock on the earlier of (i) the Stock Acquisition Date and
(ii) the date on which a tender or exchange offer (other than a Permitted Offer) by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan maintained by the Company or any of its Subsidiaries or any trustee or fiduciary with respect to such a plan acting in such capacity) is first published or sent or given within the meaning of Rule 14d-4(a) of the Exchange Act Regulations or any successor rule, if upon consummation thereof such Person would be the Beneficial Owner of 15% or more of the shares of Company Common Stock then outstanding (such exchange ratio being the "EXCHANGE RATIO"). The "ADJUSTMENT SPREAD" shall equal (x) the aggregate market price on the date of such event of the number of Adjustment Units determined pursuant to Section 11(a)(ii), minus (y) the Purchase Price.

     (b) Immediately upon the action of the Board, in accordance with Section 34(a), ordering the exchange of any Rights and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Company Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of shares of Company Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e)) held by each holder of Rights.

     (c) In the event that the number of shares of Company Common Stock which are authorized by the Amended and Restated Articles of Incorporation but not outstanding or reserved for issuance are not sufficient to permit any exchange of Rights as contemplated in accordance with this Section 34, the Company shall take all such action as may be necessary to authorize additional shares of Company Common Stock for issuance upon exchange of the Rights or make adequate provision to substitute (i) cash, (ii) debt securities of the Company, (iii) other assets, or (iv) any combination of the foregoing, having an aggregate value equal to the Adjustment Spread, where such aggregate value has been determined by the Board.

     (d) In connection with any exchange authorized pursuant to Section 34(a), the Company shall not be required to issue fractions of shares of Company Common Stock or to distribute certificates which evidence fractional shares. In lieu of fractional shares, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exchanged as herein provided an amount in cash equal to the same fraction of the Current Market Price (determined pursuant to Section 11(d)) of one share of Company Common Stock.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first above written.

                         JP REALTY, INC.





                         By: /S/G. REX FRAZIER
                             ---------------------------------------------------
                             Name: G. Rex Frazier
                             Title: President



                         MELLON INVESTOR SERVICES LLC



                         By: /s/ASA DREW
                             ---------------------------------------------------
                             Name: Asa Drew
                             Title: Assistant Vice President

                                                                       EXHIBIT A
                                                             TO RIGHTS AGREEMENT


                          [Form of Rights Certificate]


Certificate No. R-_________                                    __________ Rights


     NOT EXERCISABLE AFTER AUGUST 11, 2009 OR EARLIER IF THE RIGHTS EXPIRE UNDER CERTAIN CIRCUMSTANCES OR ARE REDEEMED OR EXCHANGED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.0001 PER RIGHT, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN ADVERSE PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN ADVERSE PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON OR AN ADVERSE PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(E) OF SUCH AGREEMENT.]*


                               RIGHTS CERTIFICATE

                                 JP REALTY, INC.

     This certifies that ___________________________, or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms and conditions of the Amended and Restated Rights Agreement, dated as of January 13, 2001 (the "RIGHTS AGREEMENT"), between JP Realty, Inc., a Maryland corporation (the "COMPANY"), and Mellon Investor Services LLC (formerly known as ChaseMellon Shareholder Services, L.L.C.), a New Jersey limited liability company, as Rights Agent (the "RIGHTS AGENT"), to purchase from the Company at any time after the Distribution Date and prior to the Expiration Date (each as defined in the Rights Agreement), at the office of the Rights Agent, one one-thousandth of a fully paid and non-assessable share of Series A Junior Participating Preferred Stock, par value $.0001 per share (the "PREFERRED STOCK"), of the Company at a purchase price (the "PURCHASE PRICE") of $70.00, in cash, per one one-thousandth of a share (each such one one-thousandth of a share of Preferred Stock being a "UNIT"), upon presentation and surrender of this Rights Certificate with the Election to Purchase and related certificate duly executed. In certain circumstances described in the Rights Agreement, the Board may elect to issue cash, assets or other equity or debt securities to the holder hereof in lieu of Units. Capitalized terms used but not defined in this Rights Certificate that are defined in the Rights Agreement shall have the meanings ascribed to them in the Rights Agreement.



-------------------
* The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

     UPON THE OCCURRENCE OF A SECTION 11(A)(II) EVENT, IF THE RIGHTS EVIDENCED BY THIS RIGHTS CERTIFICATE ARE BENEFICIALLY OWNED BY (I) AN ACQUIRING PERSON OR AN ADVERSE PERSON OR AN AFFILIATE OR ASSOCIATE OF ANY SUCH ACQUIRING PERSON OR ADVERSE PERSON, (II) UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT, A TRANSFEREE OF ANY SUCH ACQUIRING PERSON OR ADVERSE PERSON, OR ASSOCIATE OR AFFILIATE OF ANY SUCH ACQUIRING PERSON OR ADVERSE PERSON, OR (III) UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT, A TRANSFEREE OF A PERSON WHO, AFTER SUCH TRANSFER, BECAME AN ACQUIRING PERSON OR AN ADVERSE
PERSON, OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON OR AN ADVERSE PERSON, SUCH RIGHTS SHALL BECOME NULL AND VOID AND NO HOLDER HEREOF SHALL HAVE ANY RIGHT WITH RESPECT TO SUCH RIGHTS FROM AND AFTER THE OCCURRENCE OF SUCH
SECTION 11(A)(II) EVENT.

     The number of Rights evidenced by this Rights Certificate (and the number of Units which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are subject to modification and adjustment upon the occurrence of certain events as provided in the Rights Agreement.

     In certain circumstances, the Rights evidenced hereby may entitle the registered holder thereof to purchase capital stock of an entity other than the Company or receive common stock, cash or other assets, all as provided in the Rights Agreement.

     This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal office of the Company and are available from the Company upon written request and at no charge.

     This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, at any time prior to the earlier of (i) the Stock Acquisition Date or (ii) the Final Expiration Date, the Rights evidenced by this Certificate may be redeemed by the Company, at its option, by resolution of the Board, at a redemption price of $.0001 per Right, payable at the Company's option in cash, common stock of the Company or other consideration, subject to adjustment in certain events as provided in the Rights Agreement.

     No fractional Units will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

     No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Preferred Stock or of any other securities which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

     This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Company.

Dated as of _____________________________________,


ATTEST:                                      JP REALTY, INC.


                                             By:________________________
Name:                                           Name:
Title:                                          Title:


Countersigned:

MELLON INVESTOR SERVICES LLC,
as Rights Agent


By: ______________________________________
    Authorized Signatory

                  [Form of Reverse Side of Rights Certificate]

                               FORM OF ASSIGNMENT

                   (To be executed by the registered holder if
             such holder desires to transfer the Rights Certificate)


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


--------------------------------------------------------------------------------
                        (Please print name of transferee)


--------------------------------------------------------------------------------
                      (Please print address of transferee)

this Rights evidenced by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________________________________, with full power of substitution, to transfer said Rights on the books of the within-named Company.

Dated:__________________________________,



Signature: _________________________________
(Sign exactly as your name appears on the other side of this Rights Certificate)



Signature Guarantee: ____________________

                                   CERTIFICATE

     The undersigned hereby certifies by checking the appropriate boxes that:

     (1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Adverse Person or an Affiliate or Associate of any such Acquiring Person or Adverse Person (as such terms are defined in the Rights Agreement); and

     (2) after due inquiry and to the best knowledge of the undersigned, the undersigned [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Adverse Person or an Affiliate or Associate of an Acquiring Person or an Adverse Person.

Dated:_________________________________,


Signature: __________________________________________
(Sign exactly as your name appears on the other side of this Rights Certificate)


Signature Guarantee: ___________________



                                     NOTICE

     The signature to the foregoing Assignment and related Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

     Signatures must be guaranteed by an approved eligible financial institution acceptable to the Rights Agent in its sole discretion or by a participant in the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Program.

     In the event the certification set forth above is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Adverse Person or an Affiliate or Associate thereof and, in the case of an Assignment, will affix a legend to that effect on any Rights Certificates issued in exchange for this Rights Certificate.

                          FORM OF ELECTION TO PURCHASE

             (To be executed by the registered holder if such holder desires to exercise the Rights evidenced by this Rights Certificate)

To:  JP REALTY, INC.

     The undersigned hereby irrevocably elects to exercise ________________ Rights evidenced by this Rights Certificate to purchase the Units issuable upon the exercise of the Rights (or such other securities, cash or property of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such Units (or such other securities which may be issuable upon the exercise of the Rights) be issued in the name of and delivered to:

Please insert social security
or other identifying number: ______________________


-----------------------------------------------
                       (Please print name)


-----------------------------------------------


-----------------------------------------------
                       (Please print address)

     If such number of Rights shall not be all of the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number: ______________________


-----------------------------------------------
                       (Please print name)


-----------------------------------------------


-----------------------------------------------
                       (Please print address)

Dated:________________________________________,



Signature: ________________________________________________________
(Sign exactly as your name appears on the other side of this Rights Certificate)


Signature Guarantee: __________________________

                                   CERTIFICATE

     The undersigned hereby certifies by checking the appropriate boxes that:

     (1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not beneficially owned or being exercised by or on behalf of a Person who is or was an Acquiring Person or an Adverse Person or an Affiliate or Associate of any such Acquiring Person or Adverse Person (as such terms are defined in the Rights Agreement); and

     (2) after due inquiry and to the best knowledge of the undersigned, the undersigned [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Adverse Person or an Affiliate or Associate of an Acquiring Person or an Adverse Person.

Dated: _________________________________,


Signature: _____________________________________________
(Sign exactly as your name appears on the other side of this Rights Certificate)


Signature Guarantee: ____________________


                                     NOTICE

     The signature to the foregoing Election to Purchase and related Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

     Signatures must be guaranteed by an approved eligible financial institution acceptable to the Rights Agent in its sole discretion or by a participant in the Security Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Signature Guarantee Program.

     In the event the certification set forth above is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Adverse Person or an Affiliate or Associate thereof and, in the case of an exercise of less than all of the Rights evidenced by this Rights Certificate, will affix a legend to that effect on any Rights Certificates issued for the balance of such Rights in exchange for this Rights Certificate.

                                                                       EXHIBIT B
                                                             TO RIGHTS AGREEMENT


                                   SUMMARY OF
                       RIGHTS TO PURCHASE PREFERRED STOCK


     On August 11, 1999, the Board of Directors (the "BOARD") of JP Realty, Inc. (the "COMPANY") declared a dividend of one right ("RIGHT") for each outstanding share of the Company's Common Stock, par value $.0001 per share ("COMPANY COMMON STOCK"), to stockholders of record at the close of business on August 18, 1999 (the "RECORD DATE") and for each share of Company Common Stock issued (including shares distributed from the Company's treasury) by the Company thereafter and prior to the Distribution Date (as defined below). Each Right entitles the registered holder, subject to the terms of the Rights Agreement (as defined below), to purchase from the Company one one-thousandth of a share (a "UNIT") of Series A Junior Participating Preferred Stock, par value $.0001 per share ("PREFERRED STOCK"), of the Company, at a purchase price of $70.00 per share, in cash (the "PURCHASE PRICE"), subject to adjustment. The description and terms of the Rights are set forth in an Amended and Restated Rights Agreement (the "RIGHTS AGREEMENT") between the Company and Mellon Investor Services LLC (formerly known as ChaseMellon Shareholder Services, L.L.C.), as Rights Agent. In general, each Unit has substantially the same economic attributes and carries substantially the same voting rights as one share of Company Common Stock.

     Copies of the Rights Agreement have been filed with the Securities and Exchange Commission as exhibits to a Registration Statement on Form 8-A dated August 13, 1999 as it may be amended from time to time (the "FORM 8-A") and are publicly available. Copies of the Rights Agreement are also available free of charge from the Company. This summary description of the Rights and the Preferred Stock does not purport to be complete and is qualified in its entirety by reference to all the provisions of the Rights Agreement and the Articles Supplementary creating the Preferred Stock, including the definitions therein of certain terms, which Rights Agreement and Articles Supplementary are incorporated herein by reference.

     DESCRIPTION OF THE RIGHTS

     Initially, the Rights will attach to all certificates representing shares of outstanding Company Common Stock, and no separate Rights certificates will be distributed. The Rights will separate from the Company Common Stock and the "DISTRIBUTION DATE" will occur upon the earliest of (i) 10 business days (or, subject to certain limitations, such later date as may be determined by action of the Board prior to such time) following a public announcement (the date of such announcement being the "STOCK ACQUISITION DATE") that (a) a person or group of affiliated or associated persons (an "ACQUIRING PERSON") has acquired, obtained the right to acquire, or otherwise obtained beneficial ownership of 15% or more of the then outstanding shares of Company Common Stock or (b) the Board has, in accordance with the criteria set forth in the Rights Agreement, declared a person who beneficially owns at least 10% of the then outstanding shares of Company Common Stock to be an "ADVERSE PERSON," (ii) 10 business days (or, subject to certain limitations, such later date as may be determined by action of the Board prior to such time) following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 15% or more of the then outstanding shares of Company Common Stock (other than a tender or exchange offer for all outstanding shares of Company Common Stock at a price and on terms that the Board determines to be fair to and otherwise in the best interests of the Company and its stockholders (a "PERMITTED OFFER")), (iii) the date on which it is publicly announced that a person or group has acquired beneficial ownership of 40% or more of the then outstanding shares of Company Common Stock and (iv) the occurrence of a Flip-Over Event (as defined below). Until the Distribution Date, (i) the Rights will be evidenced by Company Common Stock certificates and will be transferred with and only with such Company Common Stock certificates, (ii) new Company Common Stock certificates issued after the Record Date (including shares distributed from the Company's treasury) will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates evidencing outstanding Company Common Stock will also constitute the transfer of the Rights associated with the Company Common Stock evidenced by such certificates.

     The Rights are not exercisable until the Distribution Date and will expire at the close of business on August 11, 2009 unless the Rights are earlier redeemed or exchanged by the Company.

     As soon as practicable after the Distribution Date, separate Certificates evidencing the Rights ("RIGHTS CERTIFICATES") will be mailed to holders of record of Company Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights.

     In the event (a "FLIP-IN EVENT") that (i) a person becomes an Acquiring Person (other than pursuant to a Flip-Over Event (as defined below)), (ii) the Board declares a person to be an Adverse Person, (iii) the Company is the surviving corporation in a merger with an Acquiring Person and shares of Company Common Stock shall remain outstanding, (iv) an Acquiring Person or an Adverse Person engages in one or more "self-dealing" transactions specified in the Rights Agreement, or (v) during such time as there is an Acquiring Person or an Adverse Person, an event occurs which results in such Acquiring Person's or Adverse Person's ownership interest being increased by more than 1% (e.g., by means of a reverse stock split or recapitalization), THEN, in each such case, each holder of a Right will thereafter have the right to receive, upon exercise, Units (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. The exercise price is the Purchase Price multiplied by the number of Units issuable upon exercise of a Right prior to the Flip-In Event. Notwithstanding the foregoing, following the occurrence of any Flip-In Event all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or Adverse Person (or by certain related parties) will be null and void.

     For example, at an exercise price of $100.00 per Right, each Right not owned by an Acquiring Person or an Adverse Person (or by certain related parties) following a Flip-In Event would entitle its holder to purchase $200.00 worth of Units (or other consideration, as noted above), based upon its then current market price (determined based upon the market price of the Company Common Stock), for $100.00. Assuming that the Company Common Stock had a current market price of $50.00 per share at such time, the holder of each valid Right would be entitled to purchase 4 Units of Preferred Stock for $100.00.

     In the event (a "FLIP-OVER EVENT") that, at any time following the Stock Acquisition Date, (i) the Company is acquired in a merger or other business combination transaction and the Company is not the surviving corporation, (ii) any person consolidates or merges with the Company and all or part of the Company Common Stock is converted or exchanged for securities, cash or property of any other Person, or (iii) 50% or more of the Company's assets or earning power is sold or transferred, THEN, in each such case, each holder of a Right (except Rights which previously have been voided as described above) shall thereafter have the right to receive, upon exercise, common stock of the Acquiring Person or Adverse Person having a value equal to two times the exercise price of the Right.

     The Purchase Price payable, and the number of Units issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution
(i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Company Common Stock, (ii) if holders of the Company Common Stock are granted certain rights or warrants to subscribe for Company Common Stock or convertible securities at less than the current market price of the Company Common Stock, or (iii) upon the distribution to the holders of the Company Common Stock of evidences of indebtedness, cash or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. The Company is not required to issue fractional Units of Company Common Stock. In lieu thereof, an adjustment in cash may be made based on the market price of the Company Common Stock prior to the date of exercise.

     At any time prior to the Distribution Date, except as described below, the Company may redeem the Rights in whole, but not in part, at a price of $.0001 per Right (the "REDEMPTION PRICE"), subject to adjustment in certain events, payable, at the election of the Board, in cash, shares of Company Common Stock or such other form of consideration as the Board may determine. Immediately upon effectiveness of the action of the Board ordering the redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     At any time prior to the Distribution Date, the Company may exchange the Rights (other than Rights owned by an Acquiring Person or an Adverse Person, or an affiliate or an associate of an Acquiring Person or an Adverse Person, which will have become void), in whole or in part, for shares of Company Common Stock at an exchange ratio determined as provided in the Rights Agreement.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. Following exercise, the holder's rights will be determined by the type of consideration received upon the exercise. Although the distribution of the Rights should not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Units (or other consideration) or are exchanged as provided in the preceding paragraph.

     Except as described below, the provisions of the Rights Agreement may be amended without the approval of the holders of Company Common Stock at any time prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended in order to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person or Adverse Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption may be made after the Rights are no longer redeemable.

                                                                       EXHIBIT C
                                                             TO RIGHTS AGREEMENT


                                     FORM OF
                             ARTICLES SUPPLEMENTARY
                                       OF
                  SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
                                       OF
                                 JP REALTY, INC.


     JP REALTY, INC., a corporation organized and existing under the laws of the State of Maryland (the "CORPORATION"), DOES HEREBY CERTIFY:

     That, pursuant to authority conferred upon the Board of Directors (the "BOARD") of the Corporation by its Amended and Restated Articles of Incorporation and in accordance with Sections 2-105(a)(9) and 2-208(a) of the General Corporation Law of the State of Maryland (the "MGCL"), the Board, on August 4, 1999 duly adopted a resolution fixing the voting powers, designations, preferences and rights relating to a series of preferred stock as follows:

     "RESOLVED, that the Board authorizes the issuance of a series of preferred stock consisting of 3,060,000 shares, par value $.0001 per share, and the Board fixes the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such preferences and/or rights, of the shares of that series as follows:

     Section 1. DESIGNATION AND AMOUNT; PREFERENCE SHARES.

     (a)  The  shares  of  the  series  will  be  designated   Series  A  Junior
Participating Preferred Stock ("SERIES A JUNIOR PREFERRED STOCK"). The total number of authorized shares of the series will be 3,060,000 shares, par value $.0001 per share.

     (b) Each share of Series A Junior Preferred Stock shall be subdivided into and issuable in fractions of one one-thousandth (1/1,000) of a share. Each such one one-thousandth of a share of Series A Junior Preferred Stock is hereinafter referred to as a "UNIT."

     Section 2. DIVIDENDS AND DISTRIBUTIONS.

     (a) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Junior Preferred Stock with respect to dividends, each holder of a Unit shall be entitled to receive, when, as and if declared by the Board out of funds legally available for that purpose, quarterly dividends payable in cash to holders of record on the last business day of March, June, September and December in each year (each such date being referred to herein as a "QUARTERLY DIVIDEND PAYMENT DATE"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a Unit of Series A Junior Preferred Stock, in an amount per Unit (rounded to the nearest cent) equal to the greater of (a) $0.25 or (b) subject to the provision for adjustment hereinafter set forth, the aggregate per share amount of all cash dividends declared on shares of the common stock, par value $.0001 per share, of the Company (the "COMMON STOCK") since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of a Unit of Series A Junior Preferred Stock, and (ii) subject to the provision for adjustment hereinafter set forth, quarterly distributions (payable in kind) on each Quarterly Dividend Payment Date in an amount per Unit equal to the aggregate per share amount of all non-cash dividends or other distributions declared on shares of Common Stock since the immediately preceding Quarterly


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Dividend  Payment Date, or with respect to the first Quarterly  Dividend Payment
Date, since the first issuance of a Unit. In the event the Corporation shall at any time following August 11, 1999 (the "RIGHTS DECLARATION DATE") (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of Units of Series A Junior Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying each such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (b) The Corporation shall declare a dividend or distribution on Units of the Series A Junior Preferred Stock as provided in paragraph (a) above at the time it declares a dividend or distribution on the Common Stock; provided, however, that in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $0.25 per Unit on the Series A Junior Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

     (c) No dividend or distribution shall be paid or payable to the holders of shares of Common Stock unless, prior thereto, all accrued but unpaid dividends to the date of such dividend or distribution shall have been paid to the holders of Units of Series A Junior Preferred Stock.

     (d) Dividends shall begin to accrue and be cumulative on each outstanding Unit from the Quarterly Dividend Payment Date next preceding the date of issue of such Unit, unless the date of issue of such Unit is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such Unit shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of Units of Series A Junior Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on Units in an amount less than the total amount of such dividends at the time accrued and payable on such Units shall be allocated pro rata on a Unit-by-Unit basis among all such Units at the time outstanding. The Board may fix a record date for the determination of holders of Units entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

     Section 3. VOTING RIGHTS. The holders of Units shall have the following voting rights:

     (a) Subject to the provision for adjustment hereinafter set forth, each Unit shall entitle the holder thereof to one vote on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time following the Rights Dividend Declaration Date (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of Units were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (b) Except as otherwise provided herein or by law, the holders of Units and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.



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

     (c) (i) Whenever, at any time or times, dividends payable on any Unit or Units shall be in arrears in an amount equal to at least two full quarterly dividends (whether or not declared and whether or not consecutive), the number of Directors then constituting the entire Board shall automatically be increased by 2 and the holders of record of the outstanding Units and holders of any other shares of Preferred Stock of the Corporation ranking on a parity with the Series A Junior Preferred Stock shall have the exclusive right, voting together as a single class, to elect two directors of the Corporation at a special meeting of stockholders of the Corporation to fill such newly-created directorships. At elections for such directors, the holders of Units shall be entitled to cast one vote for each Unit held.

          (ii) So long as any Units are outstanding, the number of Directors of the Corporation shall at all times be such that the exercise, by the holders of shares of Series A Junior Preferred Stock and the holders of shares of Preferred Stock on a parity therewith, of the right to elect Directors under the circumstances provided in paragraph (iii) of this subclause (c) will not contravene any provision of the General Corporation Law of the State of Maryland or the Amended and Restated Articles of Incorporation of the Corporation. Any director elected by holders of Units pursuant to this Section may be removed at any annual or special meeting, by vote of a majority of the stockholders who elected such director voting as a class, with or without cause. In case any vacancy shall occur among the directors elected by the holders of Units pursuant to this Section, such vacancy may be filled by the remaining director so elected, or his successor then in office, and the director so elected to fill such vacancy shall serve until the next meeting of stockholders for the election of directors. After the holders of Units shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be further increased or decreased except by vote of the holders of Units as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Preferred Stock.

          (iii) The right of the holders of Units, voting separately as a class, to elect two members of the Board as aforesaid shall continue until, and only until, such time as all arrears in dividends (whether or not declared) on the Units shall have been paid or declared and set apart for payment, at which time such right shall terminate, except as herein or by law expressly provided, subject to reinvesting in the event of each and every subsequent default of the character above-mentioned. Upon any termination of the right of the holders of the Units as a class to vote for directors as herein provided, the term of office of all directors then in office elected by the holders of Units pursuant to this Section shall terminate immediately. Whenever the term of office of the directors elected by the holders of Units pursuant to this Section shall terminate and the special voting powers vested in the holders of the Preferred Stock pursuant to this Section shall have expired, the maximum number of members of the Board shall be such number as may be provided for in the By-laws of the Corporation, irrespective of any increase made pursuant to the provisions of this Section.

     (d) Except as set forth herein, holders of Units shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     Section 4. CERTAIN RESTRICTIONS.

     (a) Whenever quarterly dividends or other dividends or distributions payable on the Units as provided in herein are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on outstanding Units outstanding shall have been paid in full, the Corporation shall not:


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

          (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Preferred Stock;

          (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Preferred Stock, except dividends paid ratably on the Units and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such Units and all such shares are then entitled;

          (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Preferred Stock; provided, however, that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Preferred Stock; or

          (iv) purchase or otherwise acquire for consideration any Units, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such Units, upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any Units or shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section, purchase or otherwise acquire such Units or shares at such time and in such manner.

     Section 5. REACQUIRED UNITS. Any Units purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such Units shall, upon their cancellation, become authorized but unissued fractional shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth herein.

     Section 6. LIQUIDATION, DISSOLUTION OR WINDING UP.

     (a) Upon any voluntary liquidation, dissolution or winding up of the Company, no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Preferred Stock unless, prior thereto, the holders of Units shall have received $1.00 per Unit, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "SERIES A LIQUIDATION PREFERENCE"), or (ii) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Preferred Stock, except distributions made ratably on the Series A Junior Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. Thereafter, the holders of Units shall be entitled to receive an aggregate amount per Unit, subject to the provision for adjustment hereinafter set forth, equal to the aggregate amount to be distributed per share to the holders of Common Stock. In the event the Company shall at any time after the date hereof declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation or the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each


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

such case the aggregate amount to which holders of Units were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (b) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Junior Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences.

     Section 7. CONSOLIDATION, MERGER, ETC. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or converted into other stock or securities, cash and/or any other property, then in any such case the Units shall at the same time be similarly exchanged for or converted into an amount per Unit (subject to the provision for adjustment hereinafter set forth) equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is converted or exchanged. In the event the Company shall at any time (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or conversion of Units shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 8. REDEMPTION. The Units shall not be redeemable by the Company; provided, however, that the foregoing shall not limit the ability of the Company to purchase or otherwise deal in such Units to the extent otherwise permitted hereby and by law.

     Section 9. RANKING. The Series A Junior Preferred Stock shall rank junior to all other series of the Company's Preferred Stock (whether with or without par value) as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

     Section 10. AMENDMENT. Neither these Articles Supplementary nor the Amended and Restated Articles of Incorporation of the Company may be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding Units, voting separately as a class.

     Section 11. FRACTIONAL SHARES. Series A Junior Preferred Stock may be issued in Units or other fractions of a share, which Units or fractions shall entitle the holder, in proportion to such holder's Units or fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Preferred Stock.


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